Exhibit 10.2
EXECUTION COPY

AMENDING AGREEMENT TO MASTER FACILITY AGREEMENT
DATED AS OF OCTOBER 24, 2005

NORTEL NETWORKS LIMITED

AND

EXPORT DEVELOPMENT CANADA
AMENDING AGREEMENT

THIS AMENDING AGREEMENT dated as of October 24, 2005 (the “Closing Date”) is made
BETWEEN
NORTEL NETWORKS LIMITED
(the “Principal”)
AND
EXPORT DEVELOPMENT CANADA,
a corporation established by an Act of the
Parliament of Canada, having its head office
at Ottawa, Canada
(“EDC”)
WHEREAS EDC and the Principal entered into a Master Facility Agreement dated as of February 14, 2003, as amended by an amending agreement dated as of July 10, 2003 and as further amended by letter agreements between the same parties (such agreement as so amended is hereinafter called the “Original Agreement”);
AND WHEREAS the Original Agreement contemplates that the Facilities contemplated thereby are secured by certain Security Documents, as more particularly described therein;
AND WHEREAS EDC has agreed that the Facilities shall, unless and until such time as otherwise agreed by the parties hereto or as required by any agreement between the parties hereto, be provided on an unsecured basis and has agreed to release the security constituted by the Security Documents (the “Security”);
AND WHEREAS EDC and the Principal wish to enter into an amended and restated master facility agreement to reflect the amendments to the Master Facility Agreement dated as of February 14, 2003 to date and to reflect the release of the Security;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), EDC and the Principal agree that:
1.	In this Amending Agreement, except as otherwise expressly provided herein, words and expressions defined in the Original Agreement shall have the same meaning when used herein and references to Sections and Schedules shall be references of Sections and Schedules of the Original Agreement.

2.	Subject to the conditions of effectiveness set forth in Section 3 below, the Original Agreement is hereby amended and restated in its entirety by the amended and restated master facility agreement annexed as Schedule A hereto (the “Amended and Restated Master Facility Agreement”).
3.	This Amending Agreement and the Amended and Restated Master Facility Agreement shall become effective and the Original Agreement shall be amended and restated by the Amended and Restated Master Facility Agreement when EDC shall have received each of the following (each dated the Closing Date):
(a)	a duly executed original of this Amending Agreement and the Amended and Restated Master Facility Agreement, or faxed or e-mailed copies thereof;
(b)	payment of any sums due to EDC (to the extent then payable) pursuant to the Original Agreement, this Amending Agreement and the Amended and Restated Master Facility Agreement;
(c)	a duly executed original of the amended and restated master indemnity agreement of the Principal contemplated by the Amended and Restated Master Facility Agreement (the “Amended and Restated Master Indemnity Agreement”) or faxed or e-mailed copies thereof;
(d)	opinions of legal officers of the Principal with respect to matters relating to the Principal as party to this Agreement, the Amended and Restated Master Facility Agreement and the Amended and Restated Master Indemnity Agreement in form and substance satisfactory to EDC, acting reasonably;
(e)	an opinion of Cleary, Gottlieb, Steen & Hamilton, counsel for the Principal, NNI and the Material Subsidiaries, with respect to the termination of the U.S. Security Agreement, the Foreign Subsidiary Guarantees and certain other Agency Security Documents governed by New York law and the release of all Liens and guarantees constituted or intended to be constituted thereby, and, in particular, as to the lawful termination of any rights by any holders of bonds issued pursuant to the Indentures to any security, in form and substance satisfactory to EDC, acting reasonably;
(f)	an opinion of Ogilvy Renault, counsel for the Principal, NNI and the Material Subsidiaries, with respect to this Agreement, the Amended and Restated Master Facility Agreement, and the Amended and Restated Master Indemnity Agreement and with respect to the termination of the Canadian Security Agreement and the other Agency Security Documents governed by Ontario law and the release of all Liens and guarantees constituted or intended to be constituted thereby, in form and substance satisfactory to EDC, acting reasonably;

(g)	summaries of current search results with respect to any Liens affecting the Principal and its Material Subsidiaries or any of their respective assets, in every such case, in form and substance satisfactory to EDC, acting reasonably;
(h)	a certificate, signed by the Treasurer of the Principal, in form and substance satisfactory to EDC acting reasonably stating that since December 31, 2004, except as set forth in the Disclosure Schedule, there has been no material adverse change in the business, financial position or results of operations of the Principal and its Consolidated Subsidiaries, considered as a whole;
(i)	a certificate signed by the Corporate Secretary of the Principal in form and substance satisfactory to EDC, attaching true and correct copies of all current articles and by-laws of the Principal, all resolutions authorizing the execution, delivery and performance by the Principal of this Amending Agreement, the Amended and Restated Master Facility Agreement and the Amended and Restated Master Indemnity Agreement and a certificate of incumbency of the Principal, together with certificates of compliance/good standing or the equivalent thereof for the Principal and any Material Subsidiaries party to any documents being signed at the Closing Date in connection herewith in their respective jurisdictions of incorporation;
(j)	evidence satisfactory to EDC, acting reasonably, (A) that the Liens constituted by the Security Documents (other than the Mortgages) in effect on the date hereof have been fully and effectively released, (B) that the Liens created by the Mortgages in effect on the date hereof have been terminated and will be released upon registration of a discharge of the applicable Mortgage in the relevant land titles or land registry office, (C) that any filings, recordings or registrations (whether by way of amendment or otherwise) have been duly made in respect of the termination of the Security Documents in effect on the date hereof and (D) that the security constituted or intended to be constituted thereby has been fully and effectively discharged (or, in the case of clauses (C) and (D), an undertaking satisfactory to EDC, acting reasonably, that such filings, recordings or registrations shall be so made as soon as practicable after the Closing Date and, in any event, no later than 15 Domestic Business Days thereafter) ;
(k)	the fact that, and a certificate signed by the Treasurer of the Principal, in form and substance satisfactory to EDC, acting reasonably, attesting that the representations and warranties of the Principal set forth in the Amended and Restated Master Facility Agreement, are true and correct on and as of the Closing Date regardless of when they are expressed to be made;
(l)	a duly executed original of the agreements executed by the Collateral Agent, EDC and the parties to the Security Agreements relating to the release of the Transaction Liens and the termination of the Security Documents, as defined in the Security Agreements, in form and substance satisfactory to EDC (or faxed or e-mailed copies thereof); and

(m)	such other documents as EDC, acting reasonably, may require.
4.	The conditions set forth in Section 3 above are included for the sole and exclusive benefit of EDC and may be waived by it in whole or in part, provided that no such waiver shall be effective unless in writing and signed by EDC.
5.	The Original Agreement as amended and restated by the Amended and Restated Master Facility Agreement shall continue to be in full force and effect as amended by the Amended and Restated Master Facility Agreement as at the Closing Date on satisfaction or waiver of the conditions herein set forth as herein provided and is hereby ratified and confirmed in the form of the Amended and Restated Master Facility Agreement; for greater certainty, however, and for convenience of reference of the parties hereto, the Amended and Restated Master Facility Agreement shall, upon becoming effective, govern the provision of the Facilities and the rights and obligations of the parties with respect thereto.
6.	This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
7.	This Amending Agreement may be executed in any number of counterparts, and all the counterparts taken together shall be deemed to constitute one and the same instrument.
IN WITNESS WHEREOF the parties hereto have signed and delivered this Amending Agreement as of the date first above written.

NORTEL NETWORKS LIMITED
Per:
	Name:	Katharine B. Stevenson
	Title:	Treasurer

Per:
	Name:	Gordon A. Davies
	Title:	General Counsel - Corporate and Corporate Secretary

EXPORT DEVELOPMENT CANADA
Per:
	Name:	Howard Clysdale
	Title:	Senior Financial Services Manager Telecom Team

Per:
	Name:	David Guy
	Title:	Director Telecom Team